THE VANTAGEPOINT FUNDS

Supplement dated March 14, 2014 to the

Statement of Additional Information dated May 1, 2013 as revised February 4, 2014

The following changes are made to the Statement of Additional Information (“SAI”) and provide new information that should be read together with the SAI and any supplements thereto.

DIRECTOR CHANGE

Effective March 1, 2014, Mr. Takashi B. Moriuchi began serving as a Director of The Vantagepoint Funds (the “Trust”) to fill the unexpired term of Mr. Arthur R. Lynch. Mr. Lynch’s service as a Director ended at the end of the day on October 31, 2013 because he reached his service limit as a Director. Accordingly, the following changes are made to the SAI.

Information about the Directors

The following replaces the first two paragraphs in the section entitled “Management of the Trust” on page 47 of the SAI.

The Trust is governed by the Board. The Directors stand in the position of fiduciaries to the Trust and its shareholders and, as such, they have a duty of due care and loyalty, and are responsible for protecting the interests of the Funds and their shareholders. The Directors are responsible for overseeing and managing the business and affairs of the Trust. The Trust has three classes of directors: Class 1, Class 2 and Class 3. Class 1 and Class 2 directors serve terms that end on or around the fifth anniversary of their commencement. The Class 3 director serves a one year term.

The Board is composed of seven Directors, six of whom are not “interested persons” of the Trust, as that term is defined in the 1940 Act (each an “Independent Director”). The Board has three standing Committees: the Audit Committee, the Investment Committee and the Nominating and Governance Committee. Each Committee is comprised solely of Independent Directors pursuant to a charter adopted by the Board. The Chair of the Board shall at all times be an Independent Director and the Chair of the Audit Committee and the Chair of the Investment Committee are Independent Directors. In addition to presiding at Board or Committee meetings, the Chairs of the Board and the Committees also review agendas for Board and Committee meetings and generally act as liaisons with management. The Chair of the Board or the Chair of a Committee may also perform such other functions as may be delegated by the Board or Committee from time to time. In addition, the Chair of the Board may delegate his or her powers and duties to the other Directors or to the officers of the Trust as he or she deems appropriate, provided that such delegation is consistent with applicable legal and regulatory requirements.

The following replaces the information about the Directors on pages 49-52 of the SAI:

The following table provides information about the Directors and officers of the Trust. Each Director oversees all 29 Funds. The mailing address for the Directors and executive officers of the Trust is 777 North Capitol Street, N.E., Suite 600, Washington, DC 20002.

INDEPENDENT DIRECTORS

Name and Age	Positions Held with the Trust	Term/Service Expiration and Length of Time Served†	Principal Occupation(s) During the Past Five Years	Directorship(s) of Public Companies and Other Registered Investment Companies During the Past Five Years
George M. Chamberlain, Jr. (67)	Director, Audit Committee Member, Investment Committee Member, and Nominating and Governance Committee Member	October 31, 2014; Director since January 2012	Director and Vice President, Legal and Business Affairs—SCM Advantage LLC (supply chain consulting) (October 2009–present); Principal—GMC Consulting (corporate consulting) (May 1999–present); Board member—Alzheimer’s Association Delaware Valley Chapter (January 2008–present); Board member—Trapp Family Lodge Cooperative (non-profit) (April 2008–present); Board member and Vice Chair—Walnut Street Theater (January 2000-June 2010)	N/A

Dorothy D. Hayes (63)	Director, Audit Committee Member and Chair, Investment Committee Member, and Nominating and Governance Committee Member	October 31, 2014; Director since April 2013

Director, Chair of the Enterprise Risk Committee, and member of Executive Committee—First Tech Federal Credit Union (2011 - present); Director and Chair of the Finance Committee—American Leadership Forum—Silicon Valley (2011–present); Director (2010–present), Chair of the Audit Committee (2010–2013) and Chair of the Board of Directors and member of Executive and Fund Development Committees (2012–present)—Silicon Valley FACES; Trustee, chair of the finance committee, member of the executive committee, and member of the investment committee—Computer History Museum (2006–present);

Director and Chair of the Audit Committee—Range Fuels (development-stage biofuels company) (2008–2012); Director and Chair of the Finance Committee—Addison Avenue Federal Credit Union (2002–2010); Trustee—Foothills Foundation, Foothills Congregational Church (church foundation) (2004-present); Vice President, Internal Audit—Intuit, Inc. (financial software and services company) (2005–2008)

N/A

Name and Age	Positions Held with the Trust	Term/Service Expiration and Length of Time Served†	Principal Occupation(s) During the Past Five Years	Directorship(s) of Public Companies and Other Registered Investment Companies During the Past Five Years
Takashi B. Moriuchi (41)	Director; Investment Committee Member	October 31, 2016; Director since March 2014	Partner—Estancia Capital Management, LLC (private equity firm) (January 2010–present); Board member—Snowden Capital Advisors LLC (investment advisory firm) (January 2014–present); Board member—Spruce Private Investors, LLC (investment advisory firm)(October 2012–present); Director—Equinoxe Alternative Investment Services (alternative investment fund administrator/service provider)(August 2013–present); Trustee—The Philadelphia School (December 2011–present); Assets Committee member—Moorestown Friends School (September 2011–present); Managing Director—Cedar Hill Capital Partners (hedge fund advisory firm)(August 2008–December 2009)	N/A

Timothy M. O’Brien (64)	Chair of the Board and Director, Audit Committee Member, Investment Committee Member and Chair, and Nominating and Governance Committee Member	October 31, 2014; Director since September 2005

Independent Consultant (pension consulting) (2003–present); Trustee, Chair of Audit Committee and member of Investment and Benefits

Committees—Public

Employees Retirement

Association of Colorado (July 2011–present)

N/A

Name and Age	Positions Held with the Trust	Term/Service Expiration and Length of Time Served†	Principal Occupation(s) During the Past Five Years	Directorship(s) of Public Companies and Other Registered Investment Companies During the Past Five Years
JoAnn H. Price (64)	Director, Investment Committee Member	October 31, 2016; Director since October 2013	President—Fairview Capital Partners, Inc. (private equity firm) (October 1994–present); Board member—The Board of Regents for Higher Education (State of Connecticut) (December 2013–present); Treasurer (2011–present) and Director (October 2001–present)—Apollo Theater Foundation; Director—Hartford Foundation for Public Giving (January 2010–present); Vice Chair (2009–present) and Director (January 2003–present)—YMCA of Greater Hartford; Trustee (January 2002–present) and Former President (2004–2010)—The Amistad Center for Art and Culture; Director—Hartford Communities that Care, Inc. (January 2012–present); Member—Howard University School of Business Board of Visitors (January 2002–present); Trustee—Connecticut Women’s Hall of Fame (January 2012–present)	N/A

Harold Singleton III (51)	Director, Investment Committee Member	October 31, 2016; Director since October 2013	Managing Director (January 2007–May 2012), Head of Asset Management Companies and Global Head of Retail and Intermediary Sales (December 2010–May 2012), Global Head of Equities and Fixed Income Product Specialists (June 2009–December 2010), Equity Product Specialist (January 2007–June 2009)—PineBridge Investments, LLC (investment management firm); Chair of the Board—PineBridge Investments East Africa Limited (January 2011–May 2012); Chair of the Board—PineBridge Investments Taiwan Limited (January 2011–May 2012); Director—PineBridge Investments Ireland Limited (December 2010–May 2012); Director—PineBridge Investments India Limited (April 2011–May 2012); Trustee—Illinois Institute of Technology (May 2012–present)	N/A

NOTE:

† The Declaration of Trust sets forth the length of the Class 1 and Class 2 Directors’ terms (five years for Class 1 and Class 2 Directors), limits each Class 1 and Class 2 Director’s length of service to 12 consecutive years, and prohibits each Director from serving a term that begins after he or she has reached age 72. The date shown in this column reflects the expiration date of the Director’s current term, the end of the Class 1 or Class 2 Director’s 12th year of service, or the Director’s retirement date, whichever occurs first.

INTERESTED DIRECTOR

Name and Age	Positions Held with the Trust	Term/Service Expiration and Length of Time Served†	Principal Occupation(s) During the Past Five Years	Directorship(s) of Public Companies and Other Registered Investment Companies During the Past Five Years
David R. Mora (69)*	Director	October 31, 2014; Director since November 2011	Board member (January 2005–present) and former Chair of the Board of Directors (January 2010–December 2013)—ICMA Retirement Corporation; West Coast Regional Director—International City/County Management Association (February 2009–April 2011); City Manager—City of Salinas, CA (September 1990–September 2008); Board member—Public Entity Risk Institute (non-profit) (January 2000–December 2008)	N/A

NOTES:

* Mr. Mora is considered to be an “interested person” of the Trust (as that term is defined under the 1940 Act), and thus an “Interested Director,” because he is a Director of ICMA Retirement Corporation (“ICMA-RC”), the parent company of VIA and of ICMA-RC Services, LLC (“RC Services”), the distributor of the Trust’s shares.

† The Declaration of Trust sets forth the length of the Interested Director’s term (one year for the Class 3 Director), and prohibits each Director from serving a term that begins after he or she has reached age 72. The date shown in this column reflects the expiration date of the Interested Director’s current term, or the Director’s retirement date, whichever occurs first.

Additional Information Regarding the Directors

Each Director possesses the specific experience, qualifications, attributes and skills necessary to serve as such. In particular, Mr. Chamberlain has experience as a director and officer for other mutual fund complexes, and has investment management, legal and executive experience having served as the Chief Compliance Officer and General Counsel for a mutual fund administrator and General Counsel for an SEC registered investment adviser; Ms. Hayes has experience in the field of corporate finance as well as executive, audit and financial experience having served in a variety of finance-related positions at publicly traded companies, and she has served as either a director, committee member or committee chair at several non-profit organizations and credit unions; Mr. Mora has executive and public sector experience from senior executive positions in local governments and has experience as a director of an SEC registered investment adviser firm; Mr. Moriuchi has experience in the investment management industry having served in a variety of senior and executive positions at several asset management firms (including an SEC registered investment adviser) as well as certain private equity firms, and has board experience as either a board member or Committee member at an SEC registered investment adviser firm, a fund service provider and at certain educational organizations; Ms. Price has experience in the investment management field, has executive and financial experience as President of an SEC registered investment adviser firm, and has board membership experience having served as either a director or chair at several non-profit organizations; Mr. O’Brien has financial and executive experience having served as a pension consultant and as a chief executive officer for a non-profit organization, has government audit and accounting experience having served as auditor of a state government and serves as a trustee, committee member and committee chair at a state pension plan; and Mr. Singleton has experience in the banking and investment management fields, has executive and financial experience having served in a variety of positions at several SEC registered investment adviser firms, and has prior board membership experience at certain non-profit and educational organizations in addition to board experience as either a board member or Chair at several for-profit investment advisory firm affiliates.

Compensation

The following sentence should be added to the bottom of the compensation table on page 55 of the SAI.

For the fiscal year ended December 31, 2013, Mr. Moriuchi received $0 in aggregate compensation from the Funds.

Ownership of Fund Shares by the Directors

The following should be read in conjunction with the table in the section entitled “Ownership of Fund Shares by the Directors” on page 56 of the SAI:

The following table represents Fund shares owned by the following Director as of December 31, 2013:

Name of Director Independent Directors	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies
Takashi B. Moriuchi	-0-	None

Please retain this supplement for future reference.